Seventh Amendment To Loan Agreement

This Seventh Amendment to Loan Agreement (“Amendment”) is dated effective as of October 31, 2013, and is between Regions Bank, an Alabama banking corporation, as successor by merger to Union Planters Bank, N.A. (“Lender”) and Bioanalytical Systems, Inc., an Indiana corporation (“Borrower”).

Recitals

Lender, Borrower and BAS Evansville, Inc. (“BAS”) entered into a certain Loan Agreement dated October 29, 2002, as amended by a certain Amendment to Loan Agreement dated June 1, 2004 and a certain First Amendment to Loan Agreement dated February 11, 2008 (collectively, the “Prior Loan Agreement”) in connection with (i) a certain Promissory Note (Term Loan) executed by Borrower in favor of Lender in the original principal amount of $5,410,000.00 dated October 29, 2002, as amended by Amendment to Promissory Note (Term Loan) dated June 1, 2004, (ii) a certain Promissory Note (Loan (West Lafayette)) executed by Borrower in favor of Lender in the original principal amount of $2,250,000.00 dated October 29, 2002, as amended by Amendment to Promissory Note (Loan (West Lafayette)) dated June 1, 2004, and (iii) a certain First Replacement Promissory Note (Loan (Mt. Vernon)) executed by Borrower and BAS in favor of Lender in the original principal amount of $1,698,540.11 dated February 11, 2008 (“Mt. Vernon Note”) (all notes listed in this recital are collectively, the “Prior Notes”). As security for the Prior Loan Agreement and the Prior Notes, Borrower granted to Lender a certain Real Estate Mortgage and Security Agreement (Fixture Filing) (West Lafayette) dated October 29, 2002, and recorded on November 19, 2002, as Instrument No. 02037358 with the Office of the Recorder of Tippecanoe County, Indiana, and BAS Evansville, Inc. granted to Lender a certain Real Estate Mortgage and Security Agreement (Fixture Filing) (Mt. Vernon) dated October 29, 2002, and recorded on November 13, 2002, as Instrument No. 20027318 with the Office of the Recorder of Posey County, Indiana (collectively, the “Prior Mortgages”).

Lender and Borrower entered into a certain Loan Agreement dated December 18, 2007, as amended by a certain First Amendment to Loan Agreement dated January 3, 2008, a certain Second Amendment to Loan Agreement dated May 18, 2009, a certain Third Amendment to Loan Agreement dated January 13, 2010, a certain Fourth Amendment to Loan Agreement dated November 29, 2010, a certain Fifth Amendment to Loan Agreement dated effective as of February 11, 2011, and a certain Sixth Amendment to Loan Agreement dated effective as of November 1, 2012, which was amended and restated pursuant to a certain Amended and Restated Sixth Amendment to Loan Agreement also effective as of November 1, 2012 (as the same may be further amended from time to time, collectively, the “Loan Agreement”).

To further secure the Indebtedness of Borrower to Lender, BAS executed and delivered to Lender a certain Unconditional Unlimited Continuing Guaranty dated January 13, 2010 whereby BAS guarantied the Indebtedness of Borrower to Lender (the “Guaranty”). (The Prior Loan Agreement, the Prior Mortgages, the Loan Agreement and the Guaranty, together with any and all promissory notes and any other commercial documents and agreements executed in connection therewith collectively are the “Loan Documents.”)

The parties desire to amend the Loan Agreement to modify certain terms of the Loan Agreement, as herein provided.

Terms

NOW, THEREFORE, in consideration of the foregoing and the mutual obligations of the parties hereto, the Loan Agreement is hereby amended as follows:

1. Amendments To The Loan Agreement.

A. Section 1 (Definitions) the definition of “Term Loan Maturity Date” is amended to mean October 31, 2014.

B. Section 5 (Fees and Expenses). Section 5 is amended to provide that Borrower shall pay to Lender a non-refundable commitment fee in the amount of $60,000.00 in connection with this Amendment, payable in full upon execution of this Amendment.

2. Continuing Effect. All other terms, conditions, representations, warranties and covenants contained in the Loan Agreement shall remain the same and shall continue in full force and effect. In consideration hereof, Borrower represents and warrants that each representation and warranty set forth in the Loan Agreement, as hereby amended, remains true and correct as of the date hereof, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date, that there presently exist no known offsets, counterclaims or defenses to the performance of the obligations under the Instruments (collectively, the “Obligations”) (such known offsets, counterclaims or defenses, if any, being hereby expressly waived), and that Borrower has no other known claims, demands, allegations or rights of action of any nature based on any matter arising from or related to the Obligations or Borrower’s relationship with the Lender (such known claims, demands, allegations or rights of action, if any, being hereby expressly waived) nor has there occurred any Event of Default under the Loan Agreement or any of the Instruments, and that there will be no Event of Default after giving effect to the transactions contemplated by this Amendment. The representations and warranties contained in the Loan Agreement originally shall survive this Amendment in their original form and shall survive as continuing representations and warranties of Borrower. Except as expressly herein provided, the Loan Agreement and this Amendment shall be interpreted, wherever possible, in a manner consistent with one another, but in the event of any irreconcilable inconsistency, this Amendment shall control. The parties each hereby agree to cooperate in all reasonable requests of each other party hereto, including, without limitation, the authentication of financing statements and other documents, which the requesting party deems reasonable, necessary, appropriate or expedient to carry out the intents and purposes of this Amendment. Capitalized terms used herein and not specifically herein defined shall have the meanings ascribed in the Loan Agreement.

3. Conditions Precedent. Notwithstanding anything contained in this Amendment to the contrary, the Lender shall have no obligation under this Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

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(a) The Lender shall have received each of the following, in form and substance satisfactory to the Lender:

(1) This Amendment and such other instruments, documents and opinions as the Lender shall reasonably require, all duly executed by the parties thereto in the forms approved by the Lender;

(2) A Promissory Note Modification Agreement executed by the Borrower;

(3) A Consent and Confirmation of Guaranty executed by BAS;

(4) All reasonable expenses of the Lender (including, without limitation, reasonable attorneys’ fees), shall have been reimbursed by Borrower.

(b) All legal matters incident to this Amendment shall be reasonably satisfactory to the Lender and its counsel.

4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Facsimile signatures will be deemed acceptable and binding.

5. Not A Novation. This Amendment is a modification only and not a novation. Except for the above-referenced modifications the Loan Documents and any other agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein.

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The parties are signing this Amendment effective as of the date stated in the introductory paragraph.

LENDER:

REGIONS BANK

By:	/s/ Michael F. Zingraf
Michael F. Zingraf, Senior Vice President

BORROWER:

BIOANALYTICAL SYSTEMS, INC.

By:	/s/ Jacqueline Lemke
Jacqueline Lemke
Vice President of Finance and Administration

STATE OF INDIANA	)
	)	SS:
COUNTY OF _______	)

Before me, the undersigned Notary Public, personally appeared Jacqueline Lemke, the Vice President of Finance and Administration of Bioanalytical Systems, Inc., an Indiana corporation, who on behalf of said entity acknowledged the execution of the foregoing instrument and swore to the truth of the statements made therein.

Witness my hand and Notarial Seal this ____ day of October, 2013.

My commission expires:

Notary Public
County of Residence:

Printed

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